                                                                         EX-24.1

                               POWER OF ATTORNEY

                            MELLON BANK CORPORATION

     Know all men by these presents, that each person whose signature appears below constitutes and appoints James M. Gockley and William E. Marquis, and each of them, such person's true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission one or more registration statement or statements on Form S-4 or any other appropriate form or forms pursuant to the Securities Act of 1933, as amended, with respect to the registration of 35 million shares of Mellon Bank Corporation's (the "Corporation") common stock to be issued pursuant to the Agreement and Plan of Merger dated as of December 5, 1993 among the Corporation, Mellon Bank, N.A., a subsidiary of Mellon Bank, N.A. and The Dreyfus Corporation; and any and all amendments, including post-effective amendments and exhibits to such registration statements, and any and all applications or other documents to be filed with the Commission or elsewhere pertaining to the securities to which such registration statement relates, granting unto said attorney-in-fact and agent, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as such persons might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     WITNESS the due execution hereof by the following persons in the capacities indicated on this 5th day of December, 1993.

  FRANK V. CAHOUET
- --------------------------------------------     --------------------------------------------
Frank V. Cahouet, Director and                   C. Frederick Fetterolf, Director
  Chief Executive Officer

  BURTON C. BORGELT                              IRA J. GUMBERG
- --------------------------------------------     --------------------------------------------
Burton C. Borgelt, Director                      Ira J. Gumberg, Director

                                                 PEMBERTON HUTCHINSON
- --------------------------------------------     --------------------------------------------
Carol R. Brown, Director                         Pemberton Hutchinson, Director

                                                 ROTAN E. LEE
- --------------------------------------------     --------------------------------------------
J. W. Connolly, Director                         Rotan E. Lee, Director

- --------------------------------------------
Charles A. Corry, Director

  ANDREW W. MATHIESON                            W. KEITH SMITH
- --------------------------------------------     --------------------------------------------
Andrew W. Mathieson, Director                    W. Keith Smith, Director

  SEWARD PROSSER MELLON
- --------------------------------------------     --------------------------------------------
Seward Prosser Mellon, Director                  Joab L. Thomas, Director

  DAVID S. SHAPIRA                               WESLEY W. VON SCHACK
- --------------------------------------------     --------------------------------------------
David S. Shapira, Director                       Wesley W. von Schack, Director

  H. ROBERT SHARBAUGH                            WILLIAM J. YOUNG
- --------------------------------------------     --------------------------------------------
H. Robert Sharbaugh, Director                    William J. Young, Director

                               POWER OF ATTORNEY

                            MELLON BANK CORPORATION

     Know all men by these presents, that each person whose signature appears below constitutes and appoints James M. Gockley and William E. Marquis, and each of them, such person's true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission one or more registration statement or statements on Form S-4 or any other appropriate form or forms pursuant to the Securities Act of 1933, as amended, with respect to the registration of 35 million shares of Mellon Bank Corporation's (the "Corporation") common stock to be issued pursuant to the Agreement and Plan of Merger dated as of December 5, 1993 among the Corporation, Mellon Bank, N.A., a subsidiary of Mellon Bank, N.A. and The Dreyfus Corporation; and any and all amendments, including post-effective amendments and exhibits to such registration statements, and any and all applications or other documents to be filed with the Commission or elsewhere pertaining to the securities to which such registration statement relates, granting unto said attorney-in-fact and agent, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as such persons might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     WITNESS the due execution hereof by the following persons in the capacities indicated on this 6th day of December, 1993.

  CAROL R. BROWN                                 CHARLES A. CORRY
- --------------------------------------------     --------------------------------------------
Carol R. Brown, Director                         Charles A. Corry, Director

  C. FREDERICK FETTEROLF                         JOAB L. THOMAS
- --------------------------------------------     --------------------------------------------
C. Frederick Fetterolf, Director                 Joab L. Thomas, Director

                               POWER OF ATTORNEY

                            MELLON BANK CORPORATION

     Know all men by these presents, that each person whose signature appears below constitutes and appoints James M. Gockley and William E. Marquis, and each of them, such person's true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission one or more registration statement or statements on Form S-4 or any other appropriate form or forms pursuant to the Securities Act of 1933, as amended, with respect to the registration of 35 million shares of Mellon Bank Corporation's (the "Corporation") common stock to be issued pursuant to the Agreement and Plan of Merger dated as of December 5, 1993 among the Corporation, Mellon Bank, N.A., a subsidiary of Mellon Bank, N.A. and The Dreyfus Corporation; and any and all amendments, including post-effective amendments and exhibits to such registration statements, and any and all applications or other documents to be filed with the Commission or elsewhere pertaining to the securities to which such registration statement relates, granting unto said attorney-in-fact and agent, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as such persons might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     WITNESS the due execution hereof by the following person in the capacities indicated on this 14th day of February, 1994.

  J. W. CONNOLLY
- --------------------------------------------
J. W. Connolly, Director

                               POWER OF ATTORNEY

                            MELLON BANK CORPORATION

     Know all men by these presents, that each person whose signature appears below constitutes and appoints James M. Gockley and William E. Marquis, and each of them, such person's true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission one or more registration statement or statements on Form S-4 or any other appropriate form or forms pursuant to the Securities Act of 1933, as amended, with respect to the registration of 35 million shares of Mellon Bank Corporation's (the "Corporation") common stock to be issued pursuant to the Agreement and Plan of Merger dated as of December 5, 1993 among the Corporation, Mellon Bank, N.A., a subsidiary of Mellon Bank, N.A. and The Dreyfus Corporation; and any and all amendments, including post-effective amendments and exhibits to such registration statements, and any and all applications or other documents to be filed with the Commission or elsewhere pertaining to the securities to which such registration statement relates, granting unto said attorney-in-fact and agent, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as such persons might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     WITNESS the due execution hereof by the following person in the capacities indicated on this 6th day of June, 1994.

  ROBERT MEHRABIAN
- --------------------------------------------
Robert Mehrabian, Director